                                                                   EXHIBIT 10.51

                           AMENDMENT NO. 5 TO AMENDED
                          AND RESTATED CREDIT AGREEMENT

            This AMENDMENT No. 5 To AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 26, 2002 (this "AMENDMENT"), is entered into by and among PEGASO COMUNICACIONES Y SISTEMAS, S.A. DE C.V., a corporation organized under the laws of Mexico ("Borrower"), the other members of the BORROWER GROUP, QUALCOMM INCORPORATED, a corporation organized under the laws of Delaware ("QUALCOMM"), TELEFONAKTIEBOLAGET L.M. ERICSSON (PUBL), a limited liability company organized under the laws of Sweden ("Ericsson"), the lenders from time to time party to the Credit Agreement (as defined below) (together with QUALCOMM and Ericsson, each a "Lender", and, collectively, the "Lenders"), and ABN AMRO BANK N.V. as administrative agent for the Lenders ("Administrative Agent").

                                    RECITALS

            WHEREAS, Borrower has entered into the Amended and Restated Credit Agreement, dated as of December 15, 1998 (as amended, modified, supplemented or restated, the "Credit Agreement"), by and among Borrower, QUALCOMM, Ericsson and the Administrative Agent, as amended by Amendment No. 1 to Amended and Restated Credit Agreement, dated as of May 27, 1999, Amendment No. 2 to Amended and Restated Credit Agreement, dated as of November 28, 2000, Amendment No. 3 to Amended and Restated Credit Agreement, dated as of October 10, 2001 ("Amendment No. 3"), and Amendment No. 4 to Amended and Restated Credit Agreement, dated as of January 16, 2002.

            WHEREAS, Pegaso Telecomunicaciones S.A. de C.V., a corporation organized under the laws of Mexico ("Holdings"), has entered into the Stock Purchase Agreement, dated as of the date hereof (as amended, modified, supplemented or restated from time to time, the "Stock Purchase Agreement"), by and among Holdings, its shareholders (the "Shareholders"), Telefonica Moviles, S.A., a corporation organized under the laws of the Kingdom of Spain ("TEM"), and the other parties named therein, pursuant to which TEM shall purchase from certain of the Shareholders all the capital stock of Holdings owned by such Shareholders in accordance with the terms and conditions of the Stock Purchase Agreement.

            WHEREAS, the Borrower has entered into the Amended and Restated Interim Funding Agreement, dated as of the date hereof (as amended, modified, supplemented or restated from time to time, the "Interim Funding Agreement"), by and among the Borrower, the other members of the Borrower Group, QUALCOMM and Electro Banque, and consented and agreed to and acknowledged by Ericsson, the Administrative Agent, the Facility 2 Administrative Agent and Alcatel, a corporation organized under the laws of France ("Alcatel"), pursuant to which QUALCOMM and Electro Banque will make Special Loans (as defined in the Interim Funding Agreement) to Borrower from QUALCOMM's unused Facility-2 Commitment under the Credit Agreement and from the Facility 2 Credit Agreement, respectively, for the purpose, among other things, of financing the payment of operating expenditures of Borrower in accordance with the Business Plans described in the Stock Purchase Agreement.

            WHEREAS, QUALCOMM, Alcatel and Ericsson have entered into the Second Vendor Parties Forbearance Agreement, acknowledged, accepted and agreed to by each member of the Borrower Group and the other parties named therein, dated as of April 26, 2002 (as amended, modified, supplemented or restated from time to time, the "Second Vendor Forbearance Agreement"), pursuant to which all Covered Vendor Facility Defaults (as defined in the Second Vendor Forbearance Agreement) are forborne until the occurrence of a Forbearance Termination Event (as defined in the Second Vendor Forbearance Agreement).

            WHEREAS, the members of the Borrower Group have requested to amend certain terms and provisions of the Credit Agreement as set forth in this Amendment and the Lenders and the Administrative Agent have agreed to amend the Credit Agreement in accordance with the terms, subject to the conditions, and in reliance upon the representations and warranties set forth below.

            NOW, THEREFORE, in consideration of the foregoing recitals and the following mutual covenants and promises, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties agree as follows:

            SECTION 1. DEFINITIONS. All capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Credit Agreement or, if not defined therein, in the Common Agreement and the Interim Funding Agreement.

            SECTION 2. AMENDMENTS TO CREDIT AGREEMENT.

            2.1 SECTION 9 (DEFINITIONS). Section 9 of the Credit Agreement is hereby amended as follows:

                (a) DEFINITION OF "ADDITIONAL INTERIM LOANS". A new definition of "Additional Interim Loans" is added in appropriate alphabetical order to read as follows:

            "Additional Interim Loans" shall have the meaning given to that term in the Interim Funding Agreement.

                (b) DEFINITION OF "INTERIM FUNDING AGREEMENT". A new definition of "Interim Funding Agreement" is added in the appropriate alphabetical order to read as follows:

            "Interim Funding Agreement" shall mean the Amended and Restated Interim Funding Agreement dated as of April 26, 2002, as amended, modified, supplemented or restated from time to time, by and among the Borrower, the other members of the Borrower Group, QUALCOMM and Electro Banque, and consented and agreed to and acknowledged by Ericsson, the Administrative Agent, the Facility 2 Administrative Agent and Alcatel.

                (c) DEFINITION OF "SPECIAL LOAN SCHEDULED MATURITY DATE". A new definition of "Special Loan Scheduled Maturity Date" is added in the appropriate alphabetical order to read as follows:

            "Special Loan Scheduled Maturity Date" has the meaning assigned to such term in the Interim Funding Agreement.

                2.2 QUALCOMM ADDITIONAL COMMITMENT. Section 3.2 of Amendment No. 3 is hereby deleted and replaced in its entirety with the following:

        "3.2 QUALCOMM ADDITIONAL COMMITMENT. The QUALCOMM Additional Commitment shall be available (a) for purposes of making Interim Loans, the Backstop Fee Loan and up to $31,000,000 for Additional Interim Loans pursuant to the Interim Funding Agreement, upon satisfaction of the conditions precedent to funding under the Interim Funding Agreement and
        (b) for the purposes of making Facility-2 Loans under the QUALCOMM Additional Commitment for the uses specified in Section 3.4 of Amendment No. 3, upon the satisfaction of the following conditions precedent: (1) execution and delivery of a Definitive Agreement, (2) consummation of a Sale Transaction in accordance with the terms and conditions set forth in the Definitive Agreement, (3) payment in full of all Borrower's obligations in respect of Interim Loans, the Backstop Fee Loan and the Additional Interim Loans, (4) the irrevocable termination of the Special Loan Commitments under the Interim Funding Agreement, (5) the utilization by Borrower of the full Ericsson Additional Commitment, and
        (6) the satisfaction (or waiver by QUALCOMM in its sole discretion) of the other conditions precedent to the making of Facility-2 Loans under the Credit Agreement. QUALCOMM shall provide loans to Borrower under the QUALCOMM Additional Commitment only upon (x) with respect to Interim Loans, the Backstop Fee Loan and the Additional Interim Loans, the receipt of a Loan Request in accordance Section 2.1(d) of the Interim Funding Agreement and (y) with respect to any other loans permitted under the Credit Agreement, including without limitation, loans made under the QUALCOMM Additional Commitment for the purposes set forth in
        Section 3.4 of Amendment No. 3, the receipt of a Loan Request and the supporting invoices in the manner and in accordance with the terms and conditions set forth in Section 1.5(b)(i) of the Credit Agreement. Without limiting the other provisions of the Credit Agreement applicable to QUALCOMM's Facility-2 Commitment with respect to the QUALCOMM Additional Commitment, QUALCOMM's Facility-2 Commitment with respect to the QUALCOMM Additional Commitment shall be automatically reinstated in accordance with its terms to the extent that the Interim Loans, the Additional Interim Loans and the Backstop Fee Loan are repaid by Borrower pursuant to Section 2.2(b), Section 2.3(b) and Section 2.4(b) of the Interim Funding Agreement, respectively, on or before the Special Loan Scheduled Maturity Date."

                2.3 PARTIAL INCORPORATION OF INTERIM FUNDING AGREEMENT. The Credit Agreement, solely relating to the Special Loans funded from the QUALCOMM Additional Commitment, is hereby modified by the Interim Funding Agreement, and to the extent that the Interim Funding Agreement relates to the subject matter of the Credit Agreement, the Interim Funding Agreement is hereby incorporated by reference as if set out in full in this Amendment (including, without limitation, any modification relating to Additional Interim Loans with respect to interest rate, maturity and use of proceeds).

        SECTION 3. REFERENCE TO AND EFFECT ON CREDIT AGREEMENT AND OTHER FINANCING AGREEMENTS.

                (a) On the Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended by this Amendment and each reference in the Financing Agreements to the Credit Agreement shall also mean and be a reference to the Credit Agreement as amended by this Amendment.

                (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any of the Financing Agreements, nor constitute a waiver of any provision of the Credit Agreement or any of the Financing Agreements.

        SECTION 4. REAFFIRMATION OF TERMS. This Amendment shall be construed in connection with and as part of the Financing Agreements and all terms, conditions, representations, warranties, covenants and agreements set forth in the Financing Agreements, except as herein waived or amended, are hereby ratified and confirmed and shall remain in full force and effect.

        SECTION 5. ACKNOWLEDGMENTS AND WAIVERS. Each member of the Borrower Group hereby ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted pursuant to the Common Agreement and the Security Documents referred to therein, for the benefit of the Lenders, as collateral security for the Senior Indebtedness, and acknowledges that all of such Liens and security interests, and all collateral pledged as security for the Senior Indebtedness, continue to be and remain collateral for the Senior Indebtedness from and after the Effective Date, respectively.

        SECTION 6. RELEASE AND WAIVER.

                (a) Each member of the Borrower Group hereby acknowledges and agrees that: (i) it has no claim or cause of action against any Lender or the Administrative Agent, or any of their officers, directors, employees, attorneys or other representatives or agents under the Financing Agreements with respect to any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the execution and delivery of this Amendment or which could arise concurrently with the effectiveness of this Amendment ("Claims"); (ii) it has no offset or defense against any of its respective obligations, indebtedness or contracts in favor of any Lender or the Administrative Agent on account of any Claims; and (iii) it recognizes that each Lender and the Administrative Agent has heretofore properly performed and satisfied in a timely manner all of its obligations to and contracts with each member of the Borrower Group relating to the Financing Agreements.

                (b) Although the Administrative Agent and Lenders regard their conduct as proper and do not believe any member of the Borrower Group to have any claim, cause of action, offset or defense against any Lender or the Administrative Agent in connection with the

Financing Agreements, Lenders and the Administrative Agent wish, and each member of the Borrower Group agrees, to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters could impair or otherwise affect any rights, interests, contracts or remedies of any Lender or the Administrative Agent. Therefore, each member of the Borrower Group unconditionally releases and waives as to all Lenders and the Administrative Agent (1) any and all liabilities, indebtedness and obligations, whether known or unknown, of any kind of any Lender or the Administrative Agent to any member of the Borrower Group arising under the Financing Agreements and which exist on the date hereof, except the obligations remaining to be performed by the Lenders as expressly stated in the Financing Agreements; (2) any legal, equitable or other obligations or duties, whether known or unknown, of the Lenders or of the Administrative Agent to any member of the Borrower Group (and any rights of any member of the Borrower Group against any Lender or the Administrative Agent) arising under the Financing Agreements and which exist on the date hereof besides those expressly stated in the Financing Agreements; (3) any and all claims under any oral or implied agreement, obligation or understanding with any Lender or the Administrative Agent, whether known or unknown, arising under the Financing Agreements and which exist on the date hereof; and (4) all other claims, causes of action or defenses of any kind whatsoever (if any), whether known or unknown, which any member of the Borrower Group might otherwise have against any Lender or the Administrative Agent on account of any Claims.

                (c) EACH MEMBER OF THE BORROWER GROUP AGREES TO ASSUME THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CAUSES OF ACTION, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS WHICH ARE RELEASED BY THIS AMENDMENT IN FAVOR OF ANY LENDER OR THE ADMINISTRATIVE AGENT, AND EACH MEMBER OF THE BORROWER GROUP HEREBY WAIVES AND RELEASES ALL RIGHTS AND BENEFITS WHICH IT MIGHT OTHERWISE HAVE UNDER THE LAW OF THE STATE OF NEW YORK AND THE LAW OF THE FEDERAL DISTRICT OF MEXICO WITH REGARD TO THE RELEASE OF SUCH UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CAUSES OF ACTION, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS. TO THE EXTENT (IF ANY) WHICH ANY SUCH LAWS MAY BE APPLICABLE, EACH MEMBER OF THE BORROWER GROUP WAIVES AND RELEASES (TO THE MAXIMUM EXTENT PERMITTED BY LAW) ANY RIGHT OR DEFENSE WHICH IT MIGHT OTHERWISE HAVE UNDER ANY OTHER LAW OF ANY APPLICABLE JURISDICTION WHICH MIGHT LIMIT OR RESTRICT THE EFFECTIVENESS OR SCOPE OF ANY OF ITS WAIVERS OR RELEASES UNDER THIS AMENDMENT.

        SECTION 7. REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders and the Administrative Agent to enter into this Amendment, each member of the Borrower Group hereby represents, warrants and covenants to the Lenders and the Administrative Agent as follows:

            7.1 Immediately after giving effect to this Amendment (i) the representations and warranties contained in the Financing Agreements (other than those which expressly relate to a different date) are true, accurate and complete in all material respects as if made as of the Effective Date, except to the extent that such representations and warranties fail to be true, accurate and complete solely as a result of a Covered Vendor Facility Default (as defined in the

Second Vendor Forbearance Agreement), (ii) other than to the extent expressly acknowledged in writing by the Lenders in the Second Vendor Forbearance Agreement, no Default or Event of Default has occurred and is continuing and
(iii) all references to the Credit Agreement in the Financing Agreements shall be deemed to be references to the Credit Agreement as amended by this Amendment.

            7.2 The Charter Documents of (i) Borrower delivered to the Administrative Agent remain true, accurate and complete and have not been amended, supplemented or restated subsequent to January 2002 and continue to be in full force and effect, and (ii) each other member of the Borrower Group delivered to the Administrative Agent on the Closing Date remain true, accurate and complete and have not been amended, supplemented or restated subsequent to such date and continue to be in full force and effect.

            7.3 The execution, delivery and the performance of obligations of this Amendment by each member of the Borrower Group has been duly authorized by all requisite corporate action. This Amendment, as of the Effective Date, constitutes the valid and binding obligations of each member of the Borrower Group, enforceable in accordance with the terms herein.

            7.4 The execution, delivery and performance of this Amendment does not and will not (i) violate or conflict with the Charter Documents of any member of the Borrower Group, (ii) conflict with or violate any Applicable Law, or (iii) result in any breach of, or constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, or give to any Person any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any Lien on any of the material assets or properties of any member of the Borrower Group pursuant to, any contract or other instrument relating to such assets or properties to which a member of the Borrower Group is a party or by which any of such assets or properties is bound or affected, except as would not, individually or in the aggregate, materially impair the ability of the member Borrower to consummate the transactions contemplated by this Amendment.

        SECTION 8. COUNTERPARTS. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

        SECTION 9. EFFECTIVENESS. The amendments set forth in this Amendment shall be deemed effective upon the satisfaction, or waiver by QUALCOMM in its sole discretion, of all of the conditions precedent (the "Effective Date") set forth below. Upon request from the Company, the Administrative Agent shall provide confirmation to the Company that such conditions precedent have been satisfied or waived by the Administrative Agent.

            9.1 AMENDMENT. Each member of the Borrower Group and each Lender shall have duly executed and delivered this Amendment to the Administrative Agent, and if so requested in writing by any Lender or the Administrative Agent, the notarization of this

Amendment and its immediately subsequent registration at the Public Registry of Commerce of the Federal District of Mexico.

            9.2 ACKNOWLEDGMENT OF AMENDMENT AND REAFFIRMATION OF GUARANTY. The Administrative Agent shall have received (i) the Acknowledgment of Amendment and Reaffirmation of Guaranty (in English and Spanish), duly executed and delivered by each Guarantor, and (ii) a notarized acknowledgment of indebtedness (reconocimiento de adeudo) in form and substance satisfactory to each Lender and the Administrative Agent, which shall evidence and describe, among others, the amount due to the Lenders under the Credit Agreement as of the Effective Date.

            9.3 CERTIFIED RESOLUTIONS. The Administrative Agent shall have received for each member of the Borrower Group a certificate of the appropriate officers of such member of the Borrower Group dated as of the date hereof and as of the Effective Date certifying (i) the names and true signatures of the incumbent officers of such member of the Borrower Group authorized to sign this Amendment, (ii) the notarized resolutions of such member's Board of Directors or shareholders, as the Administrative Agent in its sole discretion may request, approving and authorizing the execution, delivery and performance of this Amendment, and (iii) that there have been no changes in the Charter Documents of
(A) Borrower since January 2002, and (B) each other member of the Borrower Group since the date of certification thereof to the Administrative Agent in connection with the closing of the Financing Agreements.

            9.4 PAYMENT OF REIMBURSEMENT AND INDEMNIFICATION OBLIGATIONS. Each member of the Borrower Group shall have paid to the Lenders and the Administrative Agent all of its reimbursement and indemnification obligations owing under Section 11.1 of the Credit Agreement, including its obligation to pay all attorneys' fees and costs and other disbursements incurred by the Lenders or the Administrative Agent in connection with the negotiation, implementation, execution and enforcement of this Amendment and any acts contemplated thereby.

            9.5 PAGARE. Borrower and each other member of the Borrower Group shall have duly executed and delivered to each Lender one or more consolidated Pagares, as the Lenders in their sole discretion may request, that evidences all outstanding Obligations owed by Borrower to such Lender as of the date hereof under the Credit Agreement.

            9.6 OTHER DOCUMENTS AND ACTIONS. Borrower shall have duly executed and delivered to the Administrative Agent any other documents (including opinions and certificates) or taken any other actions as may be reasonably requested by the Lenders or the Administrative Agent for purposes related to this Amendment.

        SECTION 10. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York, United States, without reference to principles of conflicts of law (other than Section 5-1401 of the General Obligations Laws of the State of New York); provided, however, that in connection with any legal action or proceeding (other than an action to enforce a judgment obtained in another jurisdiction) brought in respect to this Amendment in the courts of Mexico or any political subdivision thereof, this Amendment shall be deemed to be an instrument made under the laws of Mexico and for such purposes shall be governed by, and construed in accordance with, the laws of the Federal District of Mexico.

                             [SIGNATURES TO FOLLOW]

            IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

PEGASO COMUNICACIONES Y SISTEMAS, S.A. DE C.V.

By:  /s/
   -------------------------------
Printed Name:
Title:


PEGASO TELECOMUNICACIONES, S.A. DE C.V.

By:  /s/
   -------------------------------
Printed Name:
Title:

PEGASO PCS, S.A. DE C.V.


By:  /s/
   -------------------------------
Printed Name:
Title:

PEGASO RECURSOS HUMANOS, S.A. DE C.V.

By:  /s/
   -------------------------------
Printed Name:
Title:


PEGASO FINANZAS, S.A. DE C.V.

By:  /s/
   -------------------------------
Printed Name:
Title:


PEGASO FINCO I, S.A. DE C.V.

By:  /s/
   -------------------------------
Printed Name:
Title:

ABN AMRO BANK N.V.
as Administrative Agent


By: /s/
   -------------------------------
Printed Name:
             ---------------------
Title:
      ----------------------------

By: /s/
   -------------------------------
Printed Name:
              --------------------
Title:
      ----------------------------


QUALCOMM INCORPORATED
as a Lender

By:
   ------------------------------
Printed Name:
             --------------------
Title:
      ---------------------------

ABN AMRO BANK N.V.
as Administrative Agent

By:
   ------------------------------
Printed Name:
             --------------------
Title:
      ---------------------------

By:
   ------------------------------
Printed Name:
             --------------------
Title:
      ---------------------------
QUALCOMM INCORPORATED
as a Lender

By: /s/
   ------------------------------
Printed Name:
             --------------------
Title:  President
      ---------------------------

TELEFONAKTIEBOLAGET L.M. ERICSSON (PUBL) as a Lender

By: /s/
   ------------------------------
Printed Name:
             --------------------
Title:
      ---------------------------


By: /s/
   ------------------------------
Printed Name:
             --------------------
Title:
      ---------------------------